Exhibit 99.2

Exhibit 99.2
2nd Quarter 2024 Earnings Presentation
Contents
3 Company Profile
4 2Q24 Financial Highlights
11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital
17 Loan Portfolio
23 Credit Quality
27 Appendix

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” “may,” “might,” “will,” “would,” “could,“ “should,” “likely” or “intend,” future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company’s common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected benefits, milestones, timelines, and costs associated with the Company’s merger and acquisition strategy and activity; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; estimated earn back periods; projections regarding securities investments and maturities thereof; estimates of future swap income set forth on slide 8; the interest rate sensitivity estimates and projections noted on slide 15; and dividends. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company’s operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; the ability to maintain credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; changes in consumer preferences and loan demand; the effectiveness of the Company’s interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company’s products and services; changes or disruptions in technology and IT systems (including cyber threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); the benefits associated with the Company’s early retirement program; political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and between Israel and Hamas) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; loss of key employees; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate loans; and other risk factors. Other relevant risk factors may be detailed from time to time in the Company’s press releases and filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s Form 10-K for the year ended December 31, 2023. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, FDIC special assessment charges and gain/loss on the sale of AFS investment securities. The Company has updated its calculation of certain non-GAAP financial measures to exclude the impact of gains or losses on the sale of AFS investment securities in light of the impact of the Company’s strategic AFS investment securities transactions during the fourth quarter of 2023, and has presented past periods on a comparable basis. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels . The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

Simmons First National Corporation
A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903
CONSECUTIVE YEARS
115 PAYING DIVIDENDS(3)
121 (YEARS)OF SERVICE
234 (FINANCIAL)CENTERS
ACROSS SIX STATES
Company Overview
$27.4 $21.8
BILLION BILLION
TOTAL ASSETS TOTAL DEPOSITS
$8.4 $17.2
BILLION BILLION
ASSETS UNDER TOTAL LOANS
MANAGEMENT/
ADMINISTRATION
14.2% 7.8%
TOTAL RBC TCE RATIO1
RATIO
4.5% 79%
DIVIDEND YIELD2 LOAN TO
DEPOSIT RATIO
1.34% 223%
ACL TO TOTAL NPL COVERAGE
LOANS RATIO
Figures presented on this slide are as of June 30, 2024, unless otherwise noted
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation
2 Based on July 12, 2024, closing stock price of $18.81 and projected annualized dividend rate of $0.84 per share
3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors

2Q24 Financial Highlights

2Q24 Highlights
Second quarter results
Average loans up 4% on a linked quarter annualized basis
NIM at 2.69%, up 3 bps vs 1Q24
Pace of increase in deposit costs slowed as noninterest bearing deposit migration eased
Credit quality remains sound
Provision for credit losses on loans exceeded NCOs by $3.0 million
16 bps of net charge-offs associated with run-off portfolio3
ACL ratio unchanged at 1.34%
Moody’s affirms credit ratings of both SFNC and Simmons Bank
Named by U.S. News & World Report as one of the “Best Companies to Work for in the South”
Recognized by Forbes as one of America’s Best-in-State Banks 2024 in Tennessee
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation
2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information
3 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios. See pages 23, 24 and 27 for more information

Balance Sheet Highlights
2Q24 vs 1Q242Q24 vs 2Q23
$ in millions, except per share data 2Q24 1Q242Q23$ Change% Change$ Change% Change
Period End Balances
Total loans $17,192.4 $17,001.8$16,833.7$190.71%$358.82%
Investment securities 6,571.4 6,734.87,336.5(163.5)(2)(765.2)(10)
Total assets 27,369.1 27,372.227,959.1(3.1)-(590.1)(2)
Total deposits 21,840.9 22,353.022,488.7(512.1)(2)(647.8)(3)
Borrowed funds 1,765.3 1,296.81,842.0468.536(76.7)(4)
Total stockholders’ equity 3,458.9 3,439.13,356.319.71102.53
Average Balances
Total loans $17,101.8 $16,900.5$16,702.4$201.31%$399.42%
Investment securities 6,632.5 6,797.87,448.4(165.3)(2)(815.9)(11)
Total assets 27,305.3 27,259.427,766.145.9-(460.9)(2)
Total deposits 22,045.5 22,234.622,199.2(189.0)(1)(153.6)(1)
Borrowed funds 1,528.5 1,293.61,935.4234.918(406.9)(21)
Total stockholders’ equity 3,451.2 3,447.03,358.94.1-92.23
Select Other Data
Equity to assets 12.64%12.56%12.00%
Tangible common equity to tangible assets 1 7.84 7.757.22
Book value per share $27.56 $27.42$26.59$0.141%$0.974%
Tangible book value per share 1 16.20 16.0215.170.1811.037
Allowance for credit losses to total loans 1.34%1.34%1.25%
Nonperforming loan coverage ratio 223 212292
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

Income Summary
2Q24 Adjusted 2Q24 vs Adjusted
$ in millions, except per share data Reported Adjusted11Q242Q23
Net interest income $153.9 $153.9$2.01%$ (9.3)(6)%
Noninterest income  43.343.30.1-(2.1)(5)
Total revenue 197.2 197.22.11(11.4)(5)
Noninterest expense 139.4 137.8(0.1)-1.81
Pre-provision net revenue 2  57.959.42.24(13.2)(18)
Provision for credit losses on loans  11.111.10.9911.0NM
Provision for income taxes  6.06.4(0.3)(4)(4.8)(43)
Earnings $40.8 $41.9$ 1.54%$(19.5)(32)%
Diluted EPS $0.32 $0.33$0.013%$(0.15)(31)%
Totals may not foot due to rounding NM – Not meaningful
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation
2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

Net Interest Income and Margin (FTE)
Net Interest Income and Margin  Net Interest Margin Evolution
$ in millions; FTE  FTE
2 bps
8 bps
$169.3  (1) bp
(4) bps2.69%
$162.1
$159.9  $160.52.66%1 bp (3) bps
$158.3
2Q23 3Q23 4Q231Q242Q241Q24EAEA EA Funding Funding Funding 2Q24
VolumeRateMixVolumeRateMix
NIM 2.76% 2.61% 2.68%2.66%2.69%
Select Yields/Rates  Estimated Future Swap Income1
FTE (%)  $ in millions; Based on Forward Fed Funds rates
6.08 6.20 6.246.39
5.89  Assumed Average Effective Fed Funds Rate
5.60 5.79 5.855.845.29%5.10%4.81%4.55%4.31%
5.31
3.67 3.763.68$10.5$10.2
2.91 3.08 $9.1
$8.5$8.0
2.58 2.752.79 1.96 2.37
2Q23 3Q23 4Q231Q242Q24
Loan Yield (FTE)  Securities (FTE)3Q244Q241Q252Q253Q25
Cost of Deposits  Other Borrowings
FTE – Fully taxable equivalent using an effective tax rate of 26.135%    EA – Earnings assets Totals may not foot due to rounding
1 Estimated swap income based on projected forward effective fed funds rates as of July 1, 2024. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

# Noninterest Income

| $ in millions | 2Q24 | | Adjusted 2Q24 vs Adjusted | | | |
|---|---|---|---|---|---|---|
| | Reported | Adjusted[1] | 1Q24 | | 2Q23 | |
| Service charges on deposit accounts | $ 12.3 | $ 12.3 | $ 0.3 | 2 % | $(0.6) | (5) % |
| Wealth management fees | 8.3 | 8.3 | 0.8 | 11 | 0.8 | 11 |
| Debit and credit card fees | 8.2 | 8.2 | (0.1) | (1) | 0.2 | 2 |
| Mortgage lending income | 2.0 | 2.0 | (0.3) | (15) | (0.4) | (18) |
| Bank owned life insurance | 3.9 | 3.9 | 0.1 | 2 | 1.3 | 52 |
| Other service charges and fees | 2.4 | 2.4 | 0.2 | 7 | 0.1 | 4 |
| Other | 6.4 | 6.4 | (0.8) | (11) | (3.4) | (35) |
| **Total noninterest income** | **$ 43.3** | **$ 43.3** | **$ 0.1** | **- %** | **$(2.1)** | **(5) %** |

## Highlights

- Adjusted noninterest income[1] in 2Q24 up 1 percent annualized on a linked quarter basis
- Increase in wealth management fees and service charges on deposit accounts more than offsets decline in mortgage lending income and other noninterest income
- Year-over-year decease in "other" noninterest income primarily related to SBIC fair value adjustments and death benefits from bank owned life insurance recorded in 2Q23

**Adjusted Total Revenue Per Employee (FTE)[1]**
($ in thousands)



$68.0
$65.3
$65.8
$65.3
$66.6
2Q23
3Q23
4Q23
1Q24
2Q24

**Adjusted Noninterest Income to Adjusted Total Revenue[1]**



21.8%
21.8%
21.3%
22.1%
22.0%
2Q23
3Q23
4Q23
1Q24
2Q24

**Adjusted Total Revenue Per Diluted Share[1]**
($ in thousands)



$1.64
$1.55
$1.57
$1.55
$1.57
2Q23
3Q23
4Q23
1Q24
2Q24

Totals may not foot due to rounding FTE – Full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

9

Noninterest Expense
2Q24 Adjusted 2Q24 vs Adjusted
$ in millions Reported Adjusted11Q242Q23
Salaries and employee benefits $ 70.7 $ 70.6($1.8)(3)%$(0.5)(1)%
Occupancy expense, net 11.9 11.7(0.4)(3)0.54
Furniture and equipment 5.6 5.60.590.510
Deposit insurance 5.4 5.4(0.2)(3)0.24
OREO and foreclosure expense 0.1 0.1(0.1)(35)(0.2)(60)
FDIC special assessment 0.3 -----
Other 45.4 44.31.951.43
Total noninterest expense $139.4 $137.8($0.1)-%$ 1.81%
Adjusted Noninterest Expense as a Adjusted Efficiency Ratio1 Employees (FTE)# of Financial Centers
Percentage of Total Average Assets1
66.4%65.7%
61.9%62.9%3,066
2.03%2.03%61.3%3,0053,0072,9892,961234233234
1.96%  1.92%232
1.87%  231
2Q23 3Q23 4Q231Q242Q242Q233Q234Q231Q242Q242Q233Q234Q231Q242Q242Q233Q234Q231Q242Q24
Highlights
Adjusted noninterest expense1 decreased from 1Q24 levels
Adjusted 2Q24 noninterest expense as a percentage of average assets1 at 2.03 percent, unchanged from 1Q24 levels despite inflationary pressures
Headcount down 3.4 percent vs a year ago
Note: Numbers may not add due to rounding NM – not meaningful FTE – full-time equivalent
1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital

# Deposits

## Deposit Mix

*$ in billions (period end balances)*



$22.5
$22.2
$22.2
$22.4
$21.8
$3.2
$3.3
$2.9
$3.0
$2.9
$3.8
$4.1
$4.3
$4.3
$4.2
$10.2
$9.9
$10.3
$10.3
$10.1
$5.3
$5.0
$4.8
$4.7
$4.6
2Q23
3Q23
4Q23
1Q24
2Q24
Noninterest Bearing
Interest Bearing Transactions
Time Deposits
Brokered Deposits

## Highlights

- **Average deposits of $22.0 billion,** down $189 million, or less than 1 percent
- **Modest 4 bps** increase in costs of deposits vs 17 bps increase in 1Q24
- Linked quarter decrease in period end deposits primarily related to seasonality in public funds sector
- Noninterest bearing deposit migration eased in the quarter (2Q24 vs 1Q24)
  - Period end balances decreased **less than 2 percent**
  - Average balances decreased **less than 1 percent**
- Consumer checking households up on a year-to-date basis
- **~80% of deposits** are FDIC insured or are collateralized deposits[2]

## Linked Quarter Deposit Change[1]

*$ in millions (period end balances)*



Total Deposits
$(512)
Noninterest Bearing Transaction Accounts
$(72)
Interest Bearing Transaction Accounts
$(106)
Time Deposits
$(80)
Public Funds
$(169)
Brokered Deposits (MM & CDs)
$(85)

## Evolution of Funding Rates

51% deposit beta during this cycle[3]



Interest Bearing Deposits
Cost of Deposits
Avg Fed Funds Rate
2.20%
3.65%
4.52%
4.99%
5.26%
5.33%
5.33%
5.33%
0.65%
1.41%
2.10%
2.57%
3.06%
3.31%
3.48%
3.53%
0.47%
1.02%
1.58%
1.96%
2.37%
2.58%
2.75%
2.79%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

Source: Average Fed Funds rate based on data from www.macrotrends.net

1 Linked quarter growth is 2Q24 vs 1Q24. The categories titled "Noninterest Bearing Transaction Accounts," "Interest Bearing Transaction Accounts" and "Time Deposits" exclude public funds and brokered deposits, which are each shown as separate categories

2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliation

3 Deposit beta calculated as change in cost of deposits from 1Q22 to 2Q24 divided by the change in quarterly average Federal Funds Effective rate for 1Q22 vs 2Q24

12

Securities Portfolio
Securities Portfolio by Type
At June 30, 2024
7% 8%
Treasury/Agency
States and Political
Subdivisions
43% 42% MBS/CMO
Corporate & Other
Highlights
Average securities to total earning assets of 27% at 6/30/24 compared to 39% at 12/31/21. Continued focus on balance sheet optimization
Continuing to utilize cash flows from securities portfolio to fund loan growth and/or paydown wholesale funding
Evaluating targeted bond sales based on prevailing market conditions as part of overall balance sheet optimization strategy
Securities Portfolio Bond Ratings2
$ in millions
At June 30, 2024 HTM AFS
U.S. Guaranteed/GSE $1,574 $1,799
Aaa/AAA  478312
Aa/AA 1,158 507
A  30084
Baa/BBB  158170
Not Rated  1714
Total $3,685 $2,886
Fair value $3,006 $2,886
Securities Portfolio Summary
Yield (FTE)1 Effective Duration
At June 30, 2024
HTM AFS HTMAFS
Fixed Rate
Municipal 3.27% 3.27%13.1813.50
MBS/CMO 3.02 1.415.964.48
Treasury/Agency 2.35 2.919.040.66
Corporate 4.11 6.014.571.49
Other 2.35 1.4519.693.42
Variable Rate - 5.63--
Total 3.13% 3.12%9.975.98
FTE – fully taxable equivalent using an effective tax rate of 26.135% Data presented on this slide is as of June 30, 2024, unless otherwise noted
1 Effective yield of securities portfolio at 6/30/24, excluding AOCI impact of HTM transfers made during Q2 22
2 Bond ratings reflect highest rating by Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings

# Liquidity: Solid liquidity position and access to additional sources


Cash and Cash Equivalents + Variable Rate Securities
$ in millions
$2,321
$1,910
$1,824
$1,572
$1,578
$1,406
$1,301
$1,245
$1,145
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Cash & Cash Equivalents
Variable Rate Securities


Borrowed Funds as a Percent of Total Liabilities
Period End Balances
6.9%
6.2%
5.9%
5.0%
6.2%
12.7%
12.6%
10.0%
10.4%
8.9%
5.7%
5.9%
7.4%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024


Loan to Deposit Ratio
Peer Median1
73.7%
79.2%
83.0%
83.7%
84.4%
85.2%
85.0%
85.6%
68.6%
70.5%
71.6%
73.7%
74.9%
75.4%
75.7%
76.1%
78.7%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

## Additional Liquidity Sources

*$ in millions*

| | |
|---|---|
| FHLB borrowing availability | $ 4,910 |
| Unpledged securities | 4,145 |
| Fed Funds lines and Fed Discount Window | 2,065 |
| **Total at 6.30.24** | **$11,120** |
| **Uninsured, non-collateralized deposits[2]** | **$4,408** |
| **Coverage ratio** | **2.5x** |

1 Source: S&P Global Market Intelligence. Represents peer median loan to deposit ratio. Peer group includes ABCB, AUB, OZK, BOKF, CADE, CBSH, FBK, HWC, HTLF, HOMB, IBTX, ONB, PNFP, PB, RNST, SSB, SNV, TRMK, UMBF, UCBI

2 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliation

14

# Interest Rate Sensitivity: Attractively positioned for a lower interest rate environment

## Loan Portfolio – Repricing and Maturity

*At June 30, 2024*
*In millions*

| | Repricing Term | | | | | | Rate Structure | |
|---|---|---|---|---|---|---|---|---|
| | 3 mo or less | 3-12 mo | 1-3 years | 3-5 years | Over 5 years | Total | Variable | Fixed |
| RE - Construction | 2,290.7 | 181.4 | 381.6 | 180.1 | 22.8 | 3,056.7 | 2,240.6 | 816.1 |
| RE - Commercial | 2,191.6 | 690.6 | 2,905.1 | 1,170.5 | 802.4 | 7,760.3 | 2,592.9 | 5,167.4 |
| RE - Single-Family | 442.1 | 223.0 | 591.5 | 490.3 | 919.4 | 2,666.2 | 1,327.5 | 1,338.7 |
| Commercial | 1,330.0 | 160.7 | 472.1 | 384.7 | 136.9 | 2,484.4 | 1,425.4 | 1,059.0 |
| Consumer | 220.0 | 13.5 | 47.6 | 17.3 | 10.3 | 308.6 | 213.3 | 95.4 |
| Other[1] | 524.9 | 31.2 | 63.0 | 60.5 | 236.5 | 916.2 | 514.6 | 401.6 |
| **Total** | 6,999.5 | 1,300.2 | 4,460.9 | 2,303.4 | 2,128.4 | 17,192.4 | 8,314.2 | 8,878.1 |
| ***Weighted average rate***[2] | *8.17%* | *5.76%* | *4.80%* | *5.85%* | *4.56%* | *6.30%* | *7.61%* | *5.15%* |

## CD Maturities (over the next 12 months)

*$ in millions*


Weighted Average Rates
4.64%
5.18%
4.46%
5.32%
3.89%
5.04%
3.84%
5.17%
$1,867.6
$973.2
$1,143.9
$396.2
$534.9
$375.5
$336.1
$217.2
3Q24
4Q24
1Q25
2Q25
Other CDs
Brokered CDs

### Additional Interest Rate Sensitivity Factors

- **~$120 million** of projected securities principal maturities per quarter[3]
- **~$2.2 billion** of projected cash flows from fixed rate loans at a **weighted average rate of 5.60%**[3]
- **~$1.3 billion** of FHLB advances maturing at a **weighted average rate of 5.45%**[3]
- **~26% of interest bearing deposits** are tied to index rates, principally Fed Funds target rate

## Balance Sheet Interest Rate Sensitivity

*Over the next 12 months (estimated)*

### Immediate change in interest rates

Estimated NII sensitivity given immediate, parallel shift in interest rates across the yield curve with a static balance sheet


1.55%
0.82%
0.48%
D100 bps
D50 bps
D25 bps

### Gradual change in interest rates

Estimated NII sensitivity given gradual, parallel shift in interest rates across the yield curve with a static balance sheet


0.42%
0.44%
0.40%
D100 bps
D50 bps
D25 bps

* Assumptions used in balance sheet interest rate sensitivity estimates under a gradual decrease in interest rates include the following rate cuts at the FOMC meetings:

Down 25 bps – 25 bp decrease in September 2024
Down 50 bps – 25 bp decrease in September 2024 and December 30, 2024
Down 100 bps – 25 bp decrease in September 2024, December 2024, January 2025 and March 2025

Totals may not add due to rounding
1 Other includes agriculture, mortgage warehouse and other loans
2 Weighted average rates do not include mortgage warehouse and credit card portfolios
3 Projections over the next 12 months

15

Capital: Focused on maintaining a strong capital position and tangible book value per share Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 9.23% 9.44% 9.49% 12.00% 11.95% 12.00% 14.43% 11.92% 11.95% 11.92% 14.17% 14.17% 2Q23 1Q24 2Q24 2Q23 1Q24 2Q24 2Q23 1Q24 2Q24 2Q23 1Q24 2Q24 WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED WELL CAPITALIZED 5.0% 6.5% 8.0% 10.0% Book Value Per Common Share1 Tangible Book Value Per Common Share 1,2 Capital Ratios (at 6/30/24) 4% +7% CET 1 Capital Ratio Total Risk-Based Capital Ratio $27.42 $27.56 $26.59 $16.02 $16.20 12.00% 14.17% $15.17 Equity to Assets Tangible Common Equity Ratio2 12.64% 7.84% Share Repurchase Program3 2Q23 1Q24 2Q24 2Q23 1Q24 2Q24 No shares were repurchased during the second quarter of 2024 $175M remaining authorization under January 2024 program 1 2Q24 data as of June 30, 2024, 1Q24 data as of March 31, 2024, and 2Q23 data as of June 30, 2023 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliation 16 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases

Loan Portfolio

# Loans: Well-diversified, granular portfolio and conservative credit culture

**Loan Portfolio Waterfall**
*$ in millions*


$17,002
$1,886
$(1,696)
$17,192
Funded loans /advances
Paydowns/ payoffs
Total loans at 3/31/24
Total loans at 6/30/24

**Linked Quarter Loan Growth**
*$ in millions*


Total Loans $190
RE – Commercial $252
RE – Construction $(275)
Commercial[1] $9
RE – Single Family $41
Consumer & Other $12
Agricultural $58
Mortgage Warehouse $116
Run-Off Portfolio[2] $(23)

**Unfunded Commitments**
*$ in millions*


$4,443
$4,049
$3,880
$3,875
$3,746
2Q23
3Q23
4Q23
1Q24
2Q24
88% variable rate
• 65% tied to Prime
• 35% tied to SOFR
RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other

## Highlights

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Highly focused on maintaining conservative underwriting standards and structure guidelines while emphasizing prudent pricing discipline
- Minimal exposure to Shared National Credits (SNC)
  - SNCs totaled ~1% of total loans
  - Additional banking relationships with all borrowers

1 Commercial loan growth excludes the impact of loans included in the run-off portfolio
2 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

18

Loans: Pipelines represent opportunities that meet pricing and disciplined credit appetite Commercial Loan Pipeline by Category $ in millions $1,122 Opportunity Proposal Ready to Close $1,048 $1,013 $1,002 $270 $948 $877 Highlights $381 $330 $504 Continued focus on maintaining prudent underwriting $689 $416 standards and pricing discipline $433 $121 $274 Rate on ready to close commercial loans1 at end of $147 2Q24 up 30 bps on a linked quarter basis $460 $189 $252 $167 Mortgage loan originations in 2Q24 $200 87% purchase $392 $292 $248 $244 $343 $485 13% refinance $551 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Rate Ready to 6.85% 7.32% 7.94% 8.43% 8.44% 8.38% 8.68% Close1 Mortgage Loan Volume $ in millions Mortgage Closed Loan Volume Mortgage Pipeline Volume $32 $21 $36 $25 $24 $29 $127 $152 $17 $106 $101 $111 $69 $78 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans 19

# Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

## Loan Portfolio – Geographic diversification
*By State*


$16.7B[1]
33%
18%
15%
9%
5%
2%
18%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

| Top 10 MSAs | % of Total Loans[1] | % of Total Commitments[1] |
|---|---|---|
| Dallas-Plano-Irving | 10.6% | 10.6% |
| Houston-Sugarland-Baytown | 9.0% | 8.8% |
| Memphis | 5.7% | 5.8% |
| Little Rock-North Little Rock-Conway | 5.5% | 5.7% |
| Nashville-Davidson-Murfreesboro | 5.2% | 5.7% |
| Fort Worth-Arlington | 4.7% | 4.6% |
| Fayetteville-Springdale-Rogers | 3.2% | 3.0% |
| St. Louis | 2.9% | 2.6% |
| Oklahoma City | 2.3% | 2.1% |
| Jonesboro, AR | 2.1% | 2.1% |

## Office (non-owner occupied permanent)
*By State*


$0.8B
46%
15%
12%
11%
2%
2%
12%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio[2] | 0.78% |
| Past Due 30+ Days | 0.00% |
| Average Loan Size | $2.3M |
| Median Loan Size | $0.5M |
| Number of Loans <$1M | 65% |
| Average LTV | 47.7% |
| Weighted Average LTV | 54.6% |

## Multifamily (permanent)
*By State*


$0.7B
37%
20%
12%
8%
11%
5%
7%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio | 0.01% |
| Past Due 30+ Days | 0.00% |
| Average Loan Size | $2.3M |
| Median Loan Size | $0.6M |
| Number of Loans <$1M | 68% |
| Average LTV | 53.6% |
| Weighted Average LTV | 63.7% |

## Retail (non-owner occupied permanent)
*By State*


$1.0B
45%
12%
12%
9%
6%
1%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio | 0.51% |
| Past Due 30+ Days | 0.01% |
| Average Loan Size | $1.8M |
| Median Loan Size | $0.9M |
| Number of Loans <$1M | 52% |
| Average LTV | 48.6% |
| Weighted Average LTV | 56.6% |

Data shown above as of June 30, 2024
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse
2 Represents a single, non-owner occupied real estate loan for a call center whose business was negatively impacted by Covid

20

## Loans: Construction and Land Development

### Construction and Land Development (CLD)
*By State*



$3.1B
43%
9%
13%
2%
4%
4%
25%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

| MSAs | % of Total Loans | % of Total Commitments |
|---|---|---|
| Dallas-Plano-Irving | 16.0% | 14.6% |
| Houston-Sugarland-Baytown | 13.2% | 12.1% |
| Nashville-Davidson-Murfreesboro | 6.9% | 8.3% |
| Fort Worth-Arlington | 4.5% | 4.9% |
| Oklahoma City | 3.4% | 2.4% |
| Wichita | 3.2% | 2.3% |
| Memphis | 3.1% | 3.2% |
| Corpus Christi | 2.7% | 2.2% |
| Little Rock-North Little Rock-Conway | 2.7% | 2.8% |

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio | 0.07% |
| Past Due 30+ Days | 0.01% |
| Average Loan Size | $1.4M |
| Median Loan Size | $0.3M |
| Number of Loans <$1M | 85% |
| Average LTV | 55.1% |
| Weighted Average LTV | 55.1% |

### CLD - Multifamily
*By State*



$0.9B
43%
5%
16%
10%
10%
16%
Texas
Arkansas
Tennessee
Kansas
Florida
Other

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio | 0.00% |
| Past Due 30+ Days | 0.00% |
| Average Loan Size | $13.0M |
| Median Loan Size | $8.8M |
| Number of Loans <$1M | 33% |
| Average LTV | 49.6% |
| Weighted Average LTV | 54.7% |

### CLD - Industrial Warehouse (non-owner occupied)
*By State*



$0.6B
24%
1%
12%
3%
6%
21%
33%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Florida
Other

| Key Statistics | At 6/30/24 |
|---|---|
| NPL Ratio | 0.00% |
| Past Due 30+ Days | 0.00% |
| Average Loan Size | $15.4M |
| Median Loan Size | $6.4M |
| Number of Loans <$1M | 34% |
| Average LTV | 41.1% |
| Weighted Average LTV | 45.0% |

Data shown above as of June 30, 2024

21

# Loans: Loan portfolio by type and key credit metrics

| | as of March 31, 2024 | | as of June 30, 2024 | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| $ in millions | Balance $ | % of Total Loans | Balance $ | % of Total Loans | Past Due 30+ Days $ | Classified $ | Nonperforming $ | Unfunded Commitment $ | ACL % | Unfunded Commitment Reserve |
| **Total Loan Portfolio** | | | | | | | | | | |
| Credit Card | 183 | 1% | 178 | 1% | 2 | 1 | 1 | - | 3.2% | - |
| Consumer – Other | 124 | 1% | 130 | 1% | 1 | 1 | - | 29 | 2.2% | 1.0% |
| Real Estate – Construction | 3,332 | 20% | 3,057 | 18% | - | 7 | 2 | 1,791 | 1.3% | 1.2% |
| Real Estate – Commercial | 7,508 | 44% | 7,760 | 45% | 6 | 248 | 23 | 202 | 1.3% | 0.4% |
| Real Estate - Single-family | 2,625 | 15% | 2,666 | 15% | 14 | 39 | 31 | 318 | 1.5% | 0.6% |
| Commercial | 2,499 | 15% | 2,485 | 14% | 2 | 67 | 45 | 1,277 | 1.7% | 0.1% |
| Mortgage Warehouse | 200 | 1% | 316 | 2% | - | - | - | - | 0.2% | - |
| Agriculture | 227 | 1% | 285 | 2% | 1 | 1 | 1 | 129 | 0.6% | 0.2% |
| Other | 304 | 2% | 315 | 2% | - | - | - | - | 0.8% | 1.1% |
| **Total Loan Portfolio** | **17,002** | **100%** | **17,192** | **100%** | **26** | **364** | **103** | **3,746** | **1.34%** | **0.7%** |
| Loan Concentration (Holding Company Level) | | | | | | | | | | |
| C&D | 111% | | 103% | | | | | | | |
| CRE | 278% | | 277% | | | | | | | |
| **Select Loan Categories** | | | | | | | | | | |
| Retail | 1,264 | 7% | 1,230 | 7% | - | 8 | 5 | 91 | 1.0% | 0.7% |
| Nursing / Extended Care | 283 | 2% | 255 | 1% | 1 | 101 | - | - | 8.4% | 0.1% |
| Healthcare | 592 | 3% | 602 | 4% | 1 | 3 | 3 | 106 | 0.9% | 0.2% |
| Multifamily | 1,532 | 9% | 1,671 | 10% | - | 13 | - | 630 | 0.9% | 0.6% |
| Hotel | 678 | 4% | 649 | 4% | 1 | 65 | - | 114 | 2.5% | 1.3% |
| Restaurant | 519 | 3% | 541 | 3% | - | 36 | 4 | 49 | 2.0% | 0.4% |
| NOO Office | 892 | 5% | 906 | 5% | - | 13 | 7 | 73 | 2.1% | 2.3% |
| NOO Industrial Warehouse | 1,692 | 10% | 1,549 | 9% | - | 1 | - | 330 | 0.2% | 0.2% |
| Run-Off Portfolio[1] | 126 | 1% | 103 | 1% | 1 | 16 | 16 | 12 | 10.5% | -% |

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

22

Credit Quality

Credit Quality: Nonperforming and past due loans Nonperforming Loans Evolution Highlights $ in millions; FTE Decrease in nonperforming loans primarily driven by a $6 million decrease in run-off portfolio that included a $5 million charge-off related to a single, previously identified nonperforming credit “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios. Run-off portfolio totaled ~$103 million at end of 2Q24 Past due 30-89 days at 15 bps, down 4 bps from 1Q24 levels Moody’s affirmed their ratings on SFNC and Simmons Bank (June 6, 2024) 1Q24 RE—RE—Commercial Run-Off 2Q24 Commercial Construction (ex run-off Portfolio portfolio) Nonperforming Loans / Total Loans1 Nonperforming Assets / Total Assets1 Past Due 30-89 days / Total Loans1 Strategic decision to de-risk certain elements of the Annual Quarterly loan portfolio through planned exit of particular 0.29% acquired non-relationship credits Annual Quarterly 0.24% 0.24% 0.24% 0.96% 0.21% 0.19% 0.81% 0.83% 0.67% 0.15% 0.65% 0.63% 0.64% 0.64% 0.19% 0.18% 0.57% 0.60% 0.55% 0.50% 0.49% 0.50% 0.43% 0.41% 0.39% 0.37% 0.33% 0.33% 0.28% 0.32% 0.31% 0.11% 0.11% 0.23% 0.10% Annual Quarterly 2017 2018 2019 2020 2021 2022 2023 2Q23 3Q23 4Q23 1Q24 2Q24 2017 2018 2019 2020 2021 2022 2023 2Q23 3Q23 4Q23 1Q24 2Q24 2017 2018 2019 2020 2021 2022 2023 2Q23 3Q23 4Q23 1Q24 2Q24 Source: S&P Global Market Intelligence 2017 – 2023; Company Reports 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period 24

Credit Quality: Loan loss provision and net charge-offs Net Charge-Offs to Average Loans1 Highlights Annual Quarterly Provision for credit losses on loans exceeded net charge-offs by $3.0 million during 2Q24 0.45% NCO ratio of 19 bps in 2Q24; 16 bps associated with run-off portfolio 0.31% 0.24% 0.28% ACL to total loans ended 2Q24 at 1.34%, unchanged for the third consecutive quarter 0.21% 0.19% 0.19% 16 bps of NCO ratio associated 0.12% 0.11% 0.09% 0.04% with run-off portfolio 0.13% Loan Loss Provision and Net Charge-Offs 2017 2018 2019 2020 2021 2022 2023 2Q23 3Q23 4Q23 1Q24 2Q24 $ in millions $20.2 Credit Card Portfolio Net Charge-Off Ratio1 2.88% 2.49% 2.50% 2.15% 2.25% 2.19% 1.86% $11.6 $11.2 $11.1 1.64% 1.61% 1.60% $10.2 1.40% 1.44% $8.1 $8.1 Annual Quarterly $5.1 $6.7 million of $4.5 net charge-offs associated with 2017 2018 2019 2020 2021 2022 2023 2Q23 3Q23 4Q23 1Q24 2Q24 $1.7 run-off portfolio 2Q23 3Q23 4Q23 1Q24 2Q24 Key Credit Metrics: Average FICO Scores 752 Provision for credit losses on loans Net Charge-Offs Balance Weighted Average FICO Score 745 Line Utilization 18% Source: S&P Global Market Intelligence 2017 – 2023 1 Net charge-offs to average loans for the full-year for each respective year shown above; quarterly annualized data for each respective quarter 25

CL: Reflects current economic forecast and composition of loan portfolio ACL / Loans (%) and ACL ($)1 $ in millions Allowance for Credit Losses on Loans and Loan Coverage $250 1.85% 2.00% 1.52% 1.71% ACL / $225 1.80% ACL $200 1.60% Loans 1.34% 1.34% $ in millions 1.34% $175 1.22% 1.40% $150 1.20% ACL as of 3/31/23 $ 206.6 1.25% $125 1.00% $100 0.80% 2Q23 Provision 5.1 $75 0.60% 2Q23 Net Charge-Offs (1.6) $50 0.40% ACL as of 6/30/23 $ 210.0 1.25% $25 $220 $238 $205 $197 $225 $227 $230 0.20% $0 0.00% 3Q23 Provision 20.2 1/1/20 CECL 2020 2021 2022 2023 1Q24 2Q24 Adoption 3Q23 Net Charge-Offs (11.7) ACL as of 9/30/23 $ 218.5 1.30% ACL METHODOLOGY AS OF 6/30/24: Moody’s June 2024 scenarios with management’s weighting: 4Q23 Provision 11.2 Baseline (70%) / S1 (20%) / S3 (10%) 4Q23 Net Charge-Offs (4.5) Total credit coverage / total commitments: 1.22% ACL as of 12/31/23 $ 225.2 1.34% 1Q24 Provision 10.2 Reserve for Unfunded Commitments 1Q24 Net Charge-Offs (8.0) As of As of As of As of As of $ in millions 6/30/23 9/30/23 12/31/23 3/31/24 6/30/24 ACL as of 3/31/24 $ 227.4 1.34% Unfunded Commitments $4,443 $4,049 $3,880 $3,875 $3,746 2Q24 Provision 11.1 2Q24 Net Charge-Offs (8.1) Reserve for Unfunded Commitments $36.9 $25.6 $25.6 $25.6 $25.6 Provision for Unfunded Commitments $(5.0) $(11.3) ACL as of 6/30/24 $ 230.4 1.34% Reserve / Unfunded Balance 0.83% 0.63% 0.66% 0.66% 0.68% Note: Numbers may not add due to rounding ACL – Allowance for Credit Losses on Loans 1 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period 26

Appendix

# Non-GAAP Reconciliations

| $ in thousands, except per share data | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|---|---|
| **Calculation of Adjusted Earnings** | | | | | |
| Net Income | $ 58,314 | $ 47,247 | $ 23,907 | $ 38,871 | $ 40,763 |
| Certain items | | | | | |
| Merger related costs | 19 | 5 | - | - | - |
| Branch right sizing, net | 95 | 547 | 3,846 | 236 | 519 |
| Loss (gain) on sale of securities | 391 | - | 20,218 | - | - |
| Early retirement program | 3,609 | 1,557 | 1,032 | 219 | 118 |
| FDIC special assessment | - | - | 10,521 | 1,549 | 283 |
| Termination of vendor and software services | - | - | - | - | 615 |
| Tax effect[1] | (1,074) | (552) | (9,309) | (524) | (401) |
| Certain items, net of tax | 3,040 | 1,557 | 26,308 | 1,480 | 1,134 |
| Adjusted earnings (non-GAAP) | $ 61,354 | $ 48,804 | $ 50,215 | $ 40,351 | $ 41,897 |
| **Calculation of Earnings and Adjusted Earnings per Diluted Share** | | | | | |
| Earnings available to common shareholders | $ 58,314 | $ 47,247 | $ 23,907 | $ 38,871 | $ 40,763 |
| Diluted earnings per share | $ 0.46 | $ 0.37 | $ 0.19 | $ 0.31 | $ 0.32 |
| Adjusted earnings available to common shareholders (non-GAAP) | $ 61,354 | $ 48,804 | $ 50,215 | $ 40,351 | $ 41,897 |
| Adjusted diluted earnings per share (non-GAAP) | $ 0.48 | $ 0.39 | $ 0.40 | $ 0.32 | $ 0.33 |

(1) Effective tax rate of 26.135%

28

# Non-GAAP Reconciliations

| $ in thousands | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|---|---|
| **Calculation of Pre-Provision Net Revenue (PPNR)** | | | | | |
| Net interest income | $ 163,230 | $ 153,433 | $ 155,628 | $ 151,906 | $ 153,905 |
| Noninterest income | 44,980 | 42,777 | 21,974 | 43,184 | 43,299 |
| Less: Noninterest expense | 139,696 | 131,998 | 148,139 | 139,879 | 139,354 |
| Pre-Provision Net Revenue (PPNR) (non-GAAP) | $ 68,514 | $ 64,212 | $ 29,463 | $ 55,211 | $ 57,850 |
| **Calculation of Adjusted Pre-Provision Net Revenue** | | | | | |
| Pre-Provision Net Revenue (PPNR) (non-GAAP) | $ 68,514 | $ 64,212 | $ 29,463 | $ 55,211 | $ 57,850 |
| Plus: (Gain) loss on sale of securities | 391 | - | 20,218 | - | - |
| Plus: Merger related costs | 19 | 5 | - | - | - |
| Plus: Branch right sizing costs, net | 95 | 547 | 3,846 | 236 | 519 |
| Plus: FDIC special assessment | - | - | 10,521 | 1,549 | 283 |
| Plus: Early retirement program | 3,609 | 1,557 | 1,032 | 219 | 118 |
| Plus: Termination of vendor and software services | - | - | - | - | 615 |
| Adjusted Pre-Provision Net Revenue (non-GAAP) | $ 72,628 | $ 66,321 | $ 65,080 | $ 57,215 | $ 59,385 |
| **Calculation of Book Value and Tangible Book Value per Share** | | | | | |
| Total common stockholders' equity | $ 3,356,326 | $ 3,285,555 | $ 3,426,488 | $ 3,439,126 | $ 3,458,869 |
| Intangible assets: | | | | | |
| Goodwill | (1,320,799) | (1,320,799) | (1,320,799) | (1,320,799) | (1,320,799) |
| Other intangible assets | (120,758) | (116,660) | (112,645) | (108,795) | (104,943) |
| Total intangible assets | (1,441,557) | (1,437,459) | (1,433,444) | (1,429,594) | (1,425,742) |
| Tangible common stockholders' equity (non-GAAP) | $ 1,914,769 | $ 1,848,096 | $ 1,993,044 | $ 2,009,532 | $ 2,033,127 |
| Shares of common stock outstanding | 126,224,707 | 125,133,281 | 125,184,119 | 125,419,618 | 125,487,520 |
| Book value per common share | $ 26.59 | $ 26.26 | $ 27.37 | $ 27.42 | $ 27.56 |
| Tangible book value per common share (non-GAAP) | $ 15.17 | $ 14.77 | $ 15.92 | $ 16.02 | $ 16.20 |

29

# Non-GAAP Reconciliations

| $ in thousands, except number of employees (FTE) | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|---|---|
| **Calculation of Total Revenue and Adjusted Total Revenue** | | | | | |
| Net Interest Income (GAAP) | $ 163,230 | $ 153,433 | $ 155,628 | $ 151,906 | $ 153,905 |
| Noninterest Income (GAAP) | 44,980 | 42,777 | 21,974 | 43,184 | 43,299 |
| Total Revenue (non-GAAP) | $ 208,210 | $ 196,210 | $ 177,602 | $ 195,090 | $ 197,204 |
| Total Revenue (non-GAAP) | $ 208,210 | $ 196,210 | $ 177,602 | $ 195,090 | $ 197,204 |
| Less: Gain (loss) on sales of securities | (391) | - | (20,218) | - | - |
| Adjusted Total Revenue (non-GAAP) | $ 208,601 | $ 196,210 | $ 197,820 | $ 195,090 | $ 197,204 |
| Employees (FTE) | 3,066 | 3,005 | 3,007 | 2,989 | 2,961 |
| Total Revenue per Employee (FTE) | $ 67.91 | $ 65.29 | $ 59.06 | $ 65.27 | $ 66.60 |
| Adjusted Total Revenue per Employee (FTE) | $ 68.04 | $ 65.29 | $ 65.79 | $ 65.27 | $ 66.60 |
| **Calculation of Adjusted Noninterest Income** | | | | | |
| Noninterest Income (GAAP) | $ 44,980 | $ 42,777 | $ 21,974 | $ 43,184 | $ 43,299 |
| Less: Gain (loss) on sale of securities | (391) | - | (20,218) | - | - |
| Adjusted Noninterest Income (non-GAAP) | $ 45,371 | $ 42,777 | $ 42,192 | $ 43,184 | $ 43,299 |
| **Calculation of Noninterest Income to Total Revenue** | | | | | |
| Noninterest Income to Total Revenue | 21.60% | 21.80% | 12.37% | 22.14% | 21.96% |
| Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP) | 21.75% | 21.80% | 21.33% | 22.14% | 21.96% |
| **Calculation of Total Revenue and Adjusted Revenue Per Share** | | | | | |
| Average Diluted Shares Outstanding | 127,379,976 | 126,283,609 | 125,609,265 | 125,661,950 | 125,758,166 |
| Total Revenue per Average Diluted Shares Outstanding | $ 1.63 | $ 1.55 | $ 1.41 | $ 1.55 | $ 1.57 |
| Adjusted Revenue per Average Diluted Shares Outstanding (non-GAAP) | $ 1.64 | $ 1.55 | $ 1.57 | $ 1.55 | $ 1.57 |

FTE – Full time equivalent

30

# Non-GAAP Reconciliations

| $ in thousands | 2Q 2023 | 3Q 2023 | 4Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|---|---|
| **Calculation of Adjusted Noninterest Expense** | | | | | |
| Noninterest Expense (GAAP) | $ 139,696 | $ 131,998 | $ 148,139 | $ 139,879 | $ 139,354 |
| Less: Merger related costs | 19 | 5 | - | - | - |
| Less: Branch right sizing expense | 95 | 547 | 3,846 | 236 | 519 |
| Less: Early retirement program | 3,609 | 1,557 | 1,032 | 219 | 118 |
| Less: FDIC special assessment | - | - | 10,521 | 1,549 | 283 |
| Less: Termination of vendor and software services | - | - | - | - | 615 |
| Adjusted Noninterest Expense (non-GAAP) | $ 135,973 | $ 129,889 | $ 132,740 | $ 137,875 | $ 137,819 |
| **Calculation of Noninterest Expense to Average Assets** | | | | | |
| Average total assets | $ 27,766,139 | $ 27,594,611 | $ 27,370,811 | $ 27,259,399 | $ 27,305,277 |
| Noninterest expense to average total assets | 2.02% | 1.90% | 2.15% | 2.06% | 2.05% |
| Adjusted noninterest expense to average assets (non-GAAP) | 1.96% | 1.87% | 1.92% | 2.03% | 2.03% |
| **Calculation of Efficiency Ratio and Adjusted Efficiency Ratio** | | | | | |
| Noninterest Expense (efficiency ratio numerator) | $ 139,696 | $ 131,998 | $ 148,139 | $ 139,879 | $ 139,354 |
| Total Revenue | $ 208,210 | $ 196,210 | $ 177,602 | $ 195,090 | $ 197,204 |
| Fully taxable equivalent adjustment | 6,106 | 6,515 | 6,511 | 6,422 | 6,576 |
| Efficiency ratio denominator | $ 214,316 | $ 202,725 | $ 184,113 | $ 201,512 | $ 203,780 |
| Efficiency ratio (based on GAAP figures) | 65.18% | 65.11% | 80.46% | 69.41% | 68.38% |
| Adjusted Noninterest Expense (non-GAAP) | $ 135,973 | $ 129,889 | $ 132,740 | $ 137,875 | $ 137,819 |
| Less: Other real estate and foreclosure expense | 289 | 228 | 189 | 179 | 117 |
| Less: Amortization of intangible assets | 4,098 | 4,097 | 4,015 | 3,850 | 3,852 |
| Adjusted efficiency ratio numerator (non-GAAP) | $ 131,586 | $ 125,564 | $ 128,536 | $ 133,846 | $ 133,850 |
| Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 31) | $ 208,601 | $ 196,210 | $ 197,820 | $ 195,090 | $ 197,204 |
| Fully taxable equivalent adjustment | 6,106 | 6,515 | 6,511 | 6,422 | 6,576 |
| Adjusted efficiency ratio denominator non-GAAP) | $ 214,707 | $ 202,725 | $ 204,331 | $ 201,512 | $ 203,780 |
| Adjusted Efficiency Ratio (non-GAAP) | 61.29% | 61.94% | 62.91% | 66.42% | 65.68% |

FTE – Full time equivalent
Fully taxable equivalent adjustment using an effective tax rate of 26.135%

31

# Non-GAAP Reconciliations

| $ in thousands | 2Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|
| **Calculation of Adjusted Salaries and Employee Benefits** | | | |
| Salaries and employee benefits (GAAP) | $ 74,723 | $ 72,653 | $ 70,716 |
| Less: Early retirement program | 3,609 | 219 | 118 |
| Plus: Other | - | - | 1 |
| Total Adjusted Salaries and Employee Benefits (non-GAAP) | $ 71,114 | $ 72,434 | $ 70,599 |
| **Calculation of Adjusted Deposit Insurance** | | | |
| Deposit insurance (GAAP) | $ 5,201 | $ 7,135 | $ 5,682 |
| Less: FDIC special assessment | - | 1,549 | 283 |
| Total Adjusted Deposit Insurance (non-GAAP) | $ 5,201 | $ 5,586 | $ 5,399 |
| **Calculation of Adjusted Occupancy Expense, Net** | | | |
| Occupancy expense, net (GAAP) | $ 11,410 | $ 12,258 | $ 11,864 |
| Less: Branch right sizing expense | 143 | 145 | 125 |
| Total Adjusted Occupancy Expense (non-GAAP) | $ 11,267 | $ 12,113 | $ 11,739 |
| **Calculation of Adjusted Other Noninterest Expense** | | | |
| Other noninterest expense (GAAP) | $ 42,926 | $ 42,513 | $ 45,352 |
| Less: Branch right sizing expense | (53) | 83 | 392 |
| Less: Termination of vendor and software services | - | - | 615 |
| Total Adjusted Other Noninterest Expense (non-GAAP) | $ 42,979 | $ 42,430 | $ 44,345 |
| **Calculation of Adjusted Provision for Income Taxes** | | | |
| Provision for income taxes (GAAP) | $ 10,139 | $ 6,134 | $ 5,988 |
| Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 28) | (1,074) | (524) | (401) |
| Adjusted provision for income taxes (non-GAAP) | $ 11,213 | $ 6,658 | $ 6,389 |

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

32

# Non-GAAP Reconciliations

| $ in thousands | 2Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|
| **Calculation of Tangible Common Equity (TCE)** | | | |
| Total common stockholders' equity | $ 3,356,326 | $ 3,439,126 | $ 3,458,869 |
| Total assets | $ 27,959,123 | $ 27,372,175 | $ 27,369,072 |
| Less: Intangible assets | (1,441,557) | (1,429,594) | (1,425,742) |
| Total tangible assets | $ 26,517,566 | $ 25,942,581 | $ 25,943,330 |
| Common equity to total assets | 12.00% | 12.56% | 12.64% |
| Tangible common equity to tangible common assets (non-GAAP) | 7.22% | 7.75% | 7.84% |
| **Calculation of CET 1 Capital Ratio, Including the Impact of AOCI** | | | |
| Total stockholders' equity | $ 3,356,326 | $ 3,439,126 | $ 3,458,869 |
| CECL transition provision | 61,746 | 30,873 | 30,873 |
| Disallowed allowed intangible assets, net of deferred tax | (1,406,500) | (1,394,672) | (1,391,969) |
| Unrealized loss (gain) on available for sale securities (AOCI) | 469,988 | 408,016 | 405,481 |
| Total tier 1 capital (CET 1) | $ 2,481,560 | $ 2,483,343 | $ 2,503,254 |
| Total tier 1 capital (CET 1) | $ 2,481,560 | $ 2,483,343 | $ 2,503,254 |
| Less: Unrealized loss (gain) on available for sale securities (AOCI) | 469,988 | 408,016 | 405,481 |
| Total tier 1 capital, including AOCI (non-GAAP) | $ 2,011,572 | $ 2,075,327 | $ 2,097,773 |
| Risk weighted assets | $ 20,821,075 | $ 20,782,094 | $ 20,856,194 |
| CET 1 capital ratio | 11.92% | 11.95% | 12.00% |
| CET 1 capital ratio, including AOCI | 9.69% | 9.99% | 10.06% |

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%

33

# Non-GAAP Reconciliations

| $ in thousands | 2Q 2023 | 1Q 2024 | 2Q 2024 |
|---|---|---|---|
| **Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio** | | | |
| Uninsured deposits at Simmons Bank | $ 8,507,395 | $ 8,413,514 | $ 8,186,903 |
| Less: Collateralized deposits (excluding portion that is FDIC insured) | 3,030,550 | 2,995,241 | 2,835,424 |
| Less: Intercompany eliminations | 674,552 | 775,461 | 943,979 |
| Total uninsured, non-collateralized deposits | $ 4,802,293 | $ 4,642,812 | $ 4,407,500 |
| | | | |
| FHLB borrowing availability | $ 5,345,000 | $ 5,326,000 | $ 4,910,000 |
| Unpledged securities | 3,877,000 | 4,122,000 | 4,145,000 |
| Fed funds lines, Fed discount window and Bank Term Funding Program[1] | 1,874,000 | 2,009,000 | 2,065,000 |
| Additional liquidity sources | $ 11,096,000 | $ 11,457,000 | $ 11,120,000 |
| | | | |
| Uninsured, non-collateralized deposit coverage ratio | 2.3x | 2.5x | 2.5x |
| | | | |
| **Calculation of Net Charge-Off Ratio** | | | |
| Net charge-offs | | | $ 8,077 |
| Less: Net charge-offs from run-off portfolio | | | 6,700 |
| Net charge offs excluding run-off portfolio | | | $ 1,377 |
| | | | |
| Average total loans | | | $ 17,101,799 |
| | | | |
| Net charge-offs as a percentage of average total loans (annualized) (NCO ratio) | | | 0.19% |
| | | | |
| NCO ratio excluding NCOs associated with run-off portfolios (annualized) | | | 0.03% |

FTE - Fully taxable equivalent adjustment using an effective tax rate of 26.135%
1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

34

Nasdaq: SFNC 2nd Quarter 2024 Earnings Presentation Contents 3 Company Profile 4 2Q24 Financial Highlights 11 Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital 17 Loan Portfolio 23 Credit Quality 27 Appendix